Exhibit 10.8(C)

First Amendment to
Toll Manufacturing And Packaging Agreement
By and Between
Abbott Laboratories and Cephalon, Inc.

THIS AMENDMENT is entered into as of the 1 day of October 2004, by and between Abbott Laboratories (“ABBOTT”) and Cephalon, Inc. (“CEPHALON”), and amends that certain Toll Manufacturing And Packaging Agreement dated October 31, 2000 (the “Agreement”).

Whereas, CEPHALON has requested a three year extension of the Agreement; and

Whereas, ABBOTT has suitable facilities and equipment and sufficient qualified personnel to continue to manufacture the Active Drug Substance and final product dosage form and is willing to provide such services on the terms and conditions set forth below.

Now, therefore, the parties agree as follows:

1.               Effective October 1, 2004, Section 2.5 shall be deleted in its entirety and replaced with   the following language:

“Unless terminated in accordance with the provisions of Article XIX, this Agreement will become effective and remain in effect for a period of eight (8) years and two (2) months from the Effective Date of October 31, 2000 and shall not expire until December 31, 2008 (the “Initial Term”), and, unless either party gives written notice of non-renewal at least one hundred eighty (180) days prior to the end of the Initial Term (or any renewal term), this Agreement shall be renewed for consecutive terms of two (2) years.”

2.               Effective October 1, 2004, Section 5.1 shall be amended by adding the following language as a separate paragraph at the end of such section:

“Notwithstanding the foregoing, ABBOTT shall provide the Active Drug Substance only for so long as ABBOTT continues to self-manufacture the Active Drug Substance. Should ABBOTT elect to no longer self-manufacture the Active Drug Substance, ABBOTT shall:

a)              provide Cephalon with a minimum of [**] months notice of such discontinuance

b)             make all reasonable efforts to produce enough additional Active Drug Substance to cover a forecasted [**] months worth of finished product production, which when added to the [**] months normal inventory will provide Cephalon with forecast coverage for [**] months beyond the discontinuation date

c)              provide reasonable support to CEPHALON to assist CEPHALON’s efforts to qualify an alternate manufacturer of the Active Drug Substance. CEPHALON will reimburse Abbott for all efforts expended at the then current costs plus [**]%.

** Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Additionally, CEPHALON will reimburse Abbott for all efforts expended to complete NON’s (Notice of New Drug Substance filing in LU) registration related to intermediate production.”

3.               Effective October 1, 2004, Section 5.1 shall be amended by replacing the second sentence the following sentence:

“Abbott assumes full responsibility and liability for the storage and handling of all Commodities and Components.”

4.               Effective October 1, 2004, Section 5.3 shall be added as follows:

“If, during the term of this Agreement it becomes necessary for Abbott, at Cephalon’s sole discretion, to develop and manufacture a tiagabine degradation reference standard, Cephalon shall be solely responsible for any and all costs associated therewith.”

5.               Effective October 1, 2004, Section 6.2 shall be amended by deleting the inadvertent reference to “Schedule E” and replacing it with the correct reference to “Schedule C,” and by adding the following paragraph at the end of such section:

“The parties agree that there will be no formal increase in the reserve capacity as reflected on Schedule C; however, CEPHALON has provided ABBOTT with a planning forecast as reflected below and ABBOTT’s current capacity planning model indicates that ABBOTT should have sufficient Active Drug Substance and finished Product capacity to meet Cephalon’s projected demand during the Term of the Agreement. The parties hereby agree that as long as CEPHALON keeps ABBOTT aware of its long range demand based on the monthly forecast update, ABBOTT will alert CEPHALON of any potential shortfall as soon as it became evident, and at that time the parties will agree on a course of action, be it implementation of a take or pay reserve capacity agreement,. transfer of production to the Abbott Park facility which is already approved in the NDA for the 4 mg, 12, mg and 16 mg Product tablets, CEPHALON’s selection of an alternate third party manufacturing facility, or another alternative arrangement as mutually agreed to by the Parties.”

Planning Forecast

		Lots			Tablets
Strength	Batch Size	2006	2007	2008	2006	2007	2008
2 mg	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4 mg	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12 mg	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16 mg	[**]	[**]	[**]	[**]	[**]	[**]	[**]

** Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.               Effective October 1, 2004, Section 6.3 shall be added as follows:

“6.3 For purposes of clarification, effective January 1, 2005, CEPHALON will provide to Abbott forecasts and orders for Active Drug Substance in a manner consistent with the terms contained in this Article 6.”

7.               Effective October 1, 2004, Section 7.3 shall be amended by deleting the section in its entirety and replacing it with the following:

Price.

“7.3.1                  2004 Pricing

ABBOTT shall be entitled to receive from CEPHALON, and CEPHALON shall pay to ABBOTT, a fee for all 100-count units of Product delivered at a price equal to:

With regard to the 2mg and 4mg: [**] percent ([**]%) of the average Net Sales from the previous calendar quarter.

With regard to the 12 mg and 16 mg: [**] percent ([**]%) of the average Net Sales from the previous calendar quarter.

For any and all other product and requested services, ABBOTT shall be entitled to receive from CEPHALON and CEPHALON shall pay to ABBOTT a fee equal to ABBOTT’s cost plus [**] percent ([**]%).

The price due to Abbott hereunder, for the 4th Quarter 2004 shall be in accordance with and as set forth in Schedule D for 2004.

7.3.2                        2005 Pricing

Effective January 1,2005, the parties agree to further revise the above pricing procedure to establish an annual fixed price which will allow CEPHALON to purchase Active Drug Substance independent of the Product.

Any Active Drug Substance manufactured by Abbott pursuant to this Agreement shall be shipped, on consignment, FCA ABBOTT’s manufacturing plant to the location specified by CEPHALON. Title and risk of loss shall pass to CEPHALON upon delivery of Active Drug Substance to the carrier. Shipment shall be via a carrier designated by CEPHALON. Title to, and risk of loss of, Active Drug Substance shall be retained by CEPHALON for Active Drug Substance stored by ABBOTT; provided, however, ABBOTT shall be responsible for replacing any Active Drug Substance that is destroyed due to ABBOTT’s gross negligence or willful misconduct as identified through exception documentation.

The price due to Abbott hereunder, for 2005 shall be in accordance with and as set forth in Schedule D for 2005.

** Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

For any and all other product and requested services, ABBOTT shall be entitled to receive from CEPHALON and CEPHALON shall pay to ABBOTT a fee equal to ABBOTT’s cost plus [**] percent ([**]%).

7.3.3                        Price Adjustments

Effective on or about November 1, 2005 and on or about November 1 of each calendar year thereafter, Abbott will provide Cephalon with an adjusted price for the next calendar year.

Price adjustments shall be effective for deliveries beginning January 1 of each calendar year.

Such adjustment shall not exceed the annual percentage increase of the most recent twelve (12) month period for which firm figures are available in the Produce Price Index, Pharmaceutical Preparations, Series Identification 325412325412, issued by the Bureau of Labor Statistics, U.S. Department of Labor, or an equivalent and mutually agreeable index should the above referenced index be discontinued.”

8.               On January 1, 2005 ABBOTT will issue to CEPHALON an Active Drug Substance inventory specifying the Abbott lot number and quantity for each lot that is in transit, in raw material inventory and/or in work-in-process inventory as of January 1, 2005. Cephalon on will promptly issue a purchase order to ABBOTT for the such inventory of Active Drug Substance existing in transit, in raw material inventory or in work in process, and title to, and risk of loss of shall become the responsibility of CEPHALON for this Active Drug Substance stored by ABBOTT; provided, however, ABBOTT shall be responsible for replacing any Active Drug Substance that is destroyed due to ABBOTT’s gross negligence or willful misconduct

9.               Except as specifically amended by this Amendment, all other terms and conditions of this Agreement shall remain in full force and effect during the extended term of the Agreement.  A copy of the Agreement is attached for reference.

Agreed:		Agreed:

Abbott Laboratories		Cephalon, Inc.

By:	/s/ Michael L. McGibbon	By:	/s/ Robert J. Urban

Title:	General Manager, Pharma	Title:	Vice President, Manufacturing & Engineering

Date:	December 15, 2004	Date:	December 2, 2004

** Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule D
Cephalon, Inc.
Gabitril Commercial Pricing effective January 1, 2005 through December 31, 2005

Table 1

Table 1 tablet pricing is applicable if product is manufactured with Abbott Active Drug Substance

Strength	Abbott List Number	Price	Per
List-Label-Inv-Sales-TUC

2mg	3963-04-20-17-03	[**]	bottle of 100
2mg	3963-04-60	[**]	1000 (drum of 60,000)
4mg	3904-04-20-17-03	[**]	bottle of 100
4mg	3904-04-60	[**]	1000 (drum of 60,000)
12mg	3910-04-20-17-03	[**]	bottle of 100
16mg	3960-04-20-17-03	[**]	bottle of 100
Tiagabine	49462	[**]	KG

Table 2
Table 2 tablet pricing is applicable if product is manufactured with non-Abbott Active Drug Substance

Strength	Abbott List Number	Price	Per
List-Label-Inv-Sales-TUC

2mg	3963-04-20-17-03	[**]	bottle of 100
2mg	3963-04-60	[**]	1000 (drum of 60,000)
4mg	3904-04-20-17-03	[**]	bottle of 100
4mg	3904-04-60	[**]	1000 (drum of 60,000)
12mg	3910-04-20-17-03	[**]	bottle of 100
16mg	3960-04-20-17-03	[**]	bottle of 100

/s/ Michael L. McGibbon	12/15/04	/s/ Robert J. Urban	12/2/2004
Abbott Laboratories	Dated	Cephalon, Inc.	Dated
Michael L. McGibbon
General Manager, Pharma

** Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Schedule D
Cephalon, Inc.
Gabitril Commercial Pricing for 4th Quarter, 2004
(Based on 4% of Net Sales for 1st Quarter, 2004 for 100 count. Other at cost + 25%)

Effective for material shipped October 1, 2004 through December 31, 2004

Strength		Abbott List Number	Price	Per
List-Label-Inv-Sales-TUC

2mg		3963-04-20-17-03	[**]	bottle of 100
2mg	Full Lot	3963-04-60	[**]	1000 (drum of 60,000)
4mg		3904-04-20-17-03	[**]	bottle of 100
4mg	Full Lot	3904-04-60	[**]	1000 (drum of 60,000)
12mg		3910-04-20-17-03	[**]	bottle of 100
16mg		3960-04-20-17-03	[**]	bottle of 100

Accepted by:		Accepted by:

/s/ Michael L. McGibbon	12/15/04	/s/ Robert J. Urban	12/2/2004
Abbott Laboratories	Dated	Cephalon, Inc.	Dated
Michael L. McGibbon
General Manager, Pharma

** Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.